FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2002



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                       95-3863205
(Commission File Number)                      (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                  55112
(Address of principal executive offices)                           (Zip Code)


                                 (651) 636-7466
              (Registrant's telephone number, including area code)




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Item 9.           Regulation F-D Disclosure

         On May 23, 2002, the Company announced the results of its Annual Meeting of Shareholders as well as the election of two new officers of the Company as described in the press releases attached at Exhibit 99.1 and Exhibit 99.2.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MEDTOX Scientific, Inc.




Date:  May 23, 2002              By:    /s/ Richard J. Braun
                                 Name:  Richard J. Braun
                                 Title: Chief Executive Officer